Risk management	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Risk management

35.	Risk management

The Company is exposed to a variety of risks arising from its operations, including price risk (related to crude oil and oil products prices), foreign exchange rates risk, interest rates risk, credit risk and liquidity risk. Corporate risk management is part of the Company’s commitment to act ethically and comply with the legal and regulatory requirements of the countries where it operates.

To manage market and financial risks the Company prefers structuring measures through adequate capital and leverage management. While managing risks, the Company considers its corporate governance and controls, technical departments and statutory committees monitoring, under the guidance of the Board of Executive Officers and the Board of Directors. The Company takes account of risks in its business decisions and manages any such risk in an integrated manner in order to enjoy the benefits of diversification.

The Company presents a sensitivity analysis of factors relating to its corporate risk management process. The possible and remote scenarios are related to events with low and very low probability of occurrence, respectively. The period of application of the sensitivity analysis is one year, except for operations with commodity derivatives, for which a three-month period is applied, due to the short-term nature of these transactions.

35.1.	Derivative financial instruments

Assets and liabilities

	12.31.2023	12.31.2022
Fair value Asset Position (Liability)
Open derivatives transactions	20	-120
Closed derivatives transactions awaiting financial settlement	10	27
Recognized in Statements of Financial Position	30	-93
Other assets (note 21)	92	54
Other liabilities (note 21)	-62	-147

The following table presents the details of the open derivative financial instruments held by the Company as of December 31, 2023, and represents its risk exposure:

		Statement of Financial Position
				Fair value
	Notional value		Asset Position (Liability)		Maturity
	12.31.2023	12.31.2022	12.31.2023	12.31.2022
Derivatives not designated for hedge accounting
Future contracts - total (1)	(1,053)	683	1	(40)
Long position/Crude oil and oil products	2,527	9,058	−	-	2024
Short position/Crude oil and oil products	(3,580)	(8,375)	−	-	2024
Swap (2)					−
Short position/ Soybean oil	(1)	(3)	−	−	2024
Forward contracts (3)
Short position/Foreign currency forwards (BRL/USD)	(1)	−	-	-	2024
Swap (3)		-		−
Swap - CDI X IPCA	R$ 3,008	R$ 3,008	68	(16)	2029/2034
Foreign currency / Cross-currency Swap (3)	US$ 729	US$ 729	(49)	(64)	2024/2029
Total open derivative transactions			20	(120)
(1) Notional value in thousands of bbl.
(2) Notional value in thousands of tons.
(3) Amounts in US$ and R$ are presented in million.

Profit or loss

	Gains/ (losses) recognized in the statement of income
	2023	2022	2021
Commodity derivatives
Other commodity derivative transactions - Note 35.2.1 (a)	11	(256)	(79)
Recognized in Other Income and Expenses	11	(256)	(79)
Currency derivatives
Swap Pounds Sterling x Dollar	−	(297)	(85)
NDF – Pounds Sterling x Dollar	−	−	9
Swap CDI x Dollar - Note 35.2.2 (b)	81	211	(3)
Others	−	5	1
	81	(81)	(78)
Interest rate derivatives
Swap - CDI X IPCA	25	(50)	(41)
	25	(50)	(41)
Cash flow hedge on exports -Note 35.2.2 (a)	(3,763)	(4,871)	(4,585)
Recognized in Net finance income (expense)	(3,657)	(5,002)	(4,704)
Total open derivative transactions	(3,646)	(5,258)	(4,783)

Comprehensive income

	Gains/ (losses) recognized in other comprehensive income
	2023	2022	2021
Cash flow hedge on exports - Note 35.2.2 (a)	8,317	10,094	636

Collateral

Guarantees given as collateral
	12.31.2023	12.31.2022
Commodity derivatives	18	96

35.2.	Market risks
35.2.1.	Risk management of products prices

The Company is exposed to commodity price cycles, and it may use derivative instruments to hedge exposures related to prices of products purchased and sold to fulfill operational needs and in specific circumstances depending on business environment analysis and assessment of whether the targets of the Strategic Plan are being met.

a)	Other commodity derivative transactions

Petrobras, by use of its assets, positions and market knowledge from its operations in Brazil and abroad, may seek to optimize some of its commercial operations in the international market, with the use of commodity derivatives to manage price risk.

b)	Sensitivity analysis of commodity derivatives

The probable scenario uses market references, used in pricing models for oil, oil products and natural gas markets, and takes into account the closing price of the asset on December 31, 2023. Therefore, no variation is considered arising from outstanding operations in this scenario. The reasonably possible and remote scenarios reflect the potential effects on the statement of income from outstanding transactions, considering a variation in the closing price of 20% and 40%, respectively. To simulate the most unfavorable scenarios, the variation was applied to each asset according to open transactions: price decrease for long positions and increase for short positions.

Financial Instruments	Risk	Probable Scenario	Reasonably possible scenario	Remote Scenario
Derivatives not designated for hedge accounting
Future and forward contracts	Crude oil and oil products - price changes	-	(18)	(37)
Future and forward contracts	Soybean oil - price changes	-	−	−
Forward contracts	Foreign currency - depreciation BRL x USD	-	-	−
		−	(18)	(37)
		−	(18)	(37)

35.2.2.	Foreign exchange risk management

The Company’s Risk Management Policy provides for, as an assumption, an integrated risk management that extends to the whole corporation, pursuing the benefit from the diversification of its businesses.

By managing its foreign exchange risk, the Company takes into account the cash flows derived from its operations as a whole. This concept is especially applicable to the risk relating to the exposure of the Brazilian Real against the U.S. dollar, in which future cash flows in U.S. dollar, as well as cash flows in Brazilian Real affected by the fluctuation between both currencies, such as cash flows derived from diesel and gasoline sales in the domestic market, are assessed in an integrated manner.

Accordingly, the financial risk management mainly involves structured actions encompassing the business of the Company.

Changes in the Real/U.S. dollar spot rate, as well as foreign exchange variation of the Real against other foreign currencies, may affect net income and the statement of financial position due to the exposures in foreign currencies, such as high probable future transactions, monetary items and firm commitments.

The Company seeks to mitigate the effect of potential variations in the Real/U.S. dollar spot rates mainly raising funds denominated in US dollars, aiming at reducing the net exposure between obligations and receipts in this currency, thus representing a form of structural protection that takes into account criteria of liquidity and cost competitiveness.

Foreign exchange variation on future exports denominated in U.S. Dollar in a given period are efficiently hedged by the US dollar debt portfolio taking into account changes in such portfolio over time.

The foreign exchange risk management strategy may involve the use of derivative financial instruments to hedge certain liabilities, mitigating foreign exchange rate risk exposure, especially when the Company is exposed to a foreign currency in which no cash inflows are expected.

In the short-term, the foreign exchange risk is managed by applying resources in cash or cash equivalent denominated in Brazilian Real, U.S. Dollar or in another currency.

a)	Cash Flow Hedge involving the Company’s future exports

The carrying amounts, the fair value as of December 31, 2023, and a schedule of expected reclassifications to the statement of income of cumulative losses recognized in other comprehensive income (shareholders’ equity) based on a US$ 1.00 / R$ 4.8413 exchange rate are set out below:

		Present value of hedging instrument notional value at 12.31.2023
Hedging Instrument	Hedged Transactions	Nature of the Risk	Maturity Date	US$ million	R$ million
Foreign exchange gains and losses on proportion of non-derivative financial instruments cash flows	Foreign exchange gains and losses of highly probable future monthly exports revenues	Foreign Currency – Real vs U.S. Dollar Spot Rate	January 2024 to December 2033	65,138	315,350

Changes in the present value of hedging instrument notional value	US$ million	R$ million
Amounts designated as of December 31, 2022	62,119	324,121
Additional hedging relationships designated, designations revoked and hedging instruments re-designated	28,945	144,095
Exports affecting the statement of income	(9,380)	(46,894)
Principal repayments / amortization	(16,546)	(82,733)
Foreign exchange variation	-	(23,239)
Amounts designated as of December 31, 2023	65,138	315,350
Nominal value of hedging instrument (finance debt and lease liability) at December 31, 2023	84,028	406,807

In 2023, the Company recognized a US$ 172 gain within foreign exchange gains (losses) due to ineffectiveness (a US$ 62 loss in the same period of 2022).

The average ratio of future exports for which cash flow hedge accounting was designated to the highly probable future exports is 54.87%.

A roll-forward schedule of cumulative foreign exchange losses recognized in other comprehensive income as of December 31, 2023 is set out below:

	Exchange rate variation	Tax effect	Total
Balance at January 1, 2023	(26,527)	9,020	(17,507)
Recognized in Other comprehensive income	4,554	(1,550)	3,004
Reclassified to the statement of income - occurred exports	3,763	(1,280)	2,483
Balance at December 31, 2023	(18,210)	6,190	(12,020)

	Exchange rate variation	Tax effect	Total
Balance at January 1, 2022	(36,621)	12,452	(24,169)
Recognized in Other comprehensive income	5,223	(1,776)	3,447
Reclassified to the statement of income - occurred exports	4,871	(1,656)	3,215
Balance at December 31, 2022	(26,527)	9,020	(17,507)

Additional hedging relationships may be revoked or additional reclassification adjustments from equity to the statement of income may occur as a result of changes in forecasted export prices and export volumes following a revision of the Company’s strategic plan. Based on a sensitivity analysis considering a US$ 10/barrel decrease in Brent prices stress scenario, when compared to the Brent price projections in the Strategic Plan 2024-2028, would not indicate a reclassification from equity to the statement of income.

A schedule of expected reclassification of cumulative foreign exchange losses recognized in other comprehensive income to the statement of income as of December 31, 2023 is set out below:

	2024	2025	2026	2027	2028	2029 to 2033	Total
Expected realization	(7,439)	(4,145)	(3,020)	(3,714)	(2,024)	2,132	(18,210)

Accounting policy for hedge accounting

At inception of the hedge relationship, the Company documents its objective and strategy, including identification of the hedging instrument, the hedged item, the nature of the hedged risk and evaluation of hedge effectiveness requirements.

Considering the natural hedge and the risk management strategy, the Company designates hedging relationships to account for the effects of the existing hedge between a foreign exchange gain or loss from proportions of its long-term debt obligations (denominated in U.S. dollars) and foreign exchange gain or loss of its highly probable U.S. dollar denominated future exports revenues, so that gains or losses associated with the hedged transaction (the highly probable future exports) and the hedging instrument (debt obligations) are recognized in the statement of income in the same periods.

Foreign exchange gains and losses on proportions of debt obligations and lease liability (non-derivative financial instruments) have been designated as hedging instruments.

The highly probable future exports for each month are hedged by a proportion of the debt obligations with an equal US dollar nominal amount. Only a portion of the Company’s forecast exports are considered highly probable.

The Company’s future exports are exposed to the risk of variation in the Brazilian Real/U.S. dollar spot rate, which is offset by the converse exposure to the same type of risk with respect to its debt denominated in US dollar.

The hedge relationships are assessed on a monthly basis and they may cease and may be re-designated in order to achieve the risk management strategy.

Foreign exchange gains and losses relating to the effective portion of such hedges are recognized in other comprehensive income and reclassified to the statement of income within finance income (expense) in the periods when the hedged item affects the statement of income.

Whenever a portion of future exports for a certain period, for which their foreign exchange gains and losses hedging relationship has been designated is no longer highly probable, the Company revokes the designation and the cumulative foreign exchange gains or losses that have been recognized in other comprehensive income remain separately in equity until the forecast exports occur.

If future exports for which foreign exchange gains and losses hedging relationship has been designated is no longer expected to occur, any related cumulative foreign exchange gains or losses that have been recognized in other comprehensive income from the date the hedging relationship was designated to the date the Company revoked the designation is immediately recycled from other comprehensive income to the statement of income.

In addition, when a financial instrument designated as a hedging instrument expires or settles, the Company may replace it with another financial instrument in a manner in which the hedge relationship continues to occur. Likewise, whenever a hedged transaction effectively occurs, its financial instrument previously designated as a hedging instrument may be designated for a new hedge relationship.

Gains or losses relating to the ineffective portion are immediately recognized in finance income (expense). Ineffectiveness may occur as hedged items and hedge instruments have different maturity dates and due to discount rate used to determine their present value.

b)	Information on ongoing contracts

Swap contracts – IPCA x CDI and CDI x Dollar

In September 2019, Petrobras contracted a cross currency swap aiming to protect against exposure arising from the 7th issuance of debentures, which was settled on October 9, 2019, in the total notional amount of US$ 367 for IPCA x CDI operations, maturing in September 2029 and September 2034, and US$ 240 for CDI x U.S. Dollar operations, maturing in September 2024 and September 2029.

In July 2023, the 1st repurchase plan for these debentures was closed. During the term of this plan, which started in July 2022, only an immaterial amount of this debt had been effectively repurchased. Thus, the position in this swap remains unchanged.

Changes in interest rate forward curves (CDI interest rate) may affect the Company's results, due to the market value of these swap contracts. In preparing a sensitivity analysis for these curves, a parallel shock on this curve was estimated based on the average maturity of these swap contracts, in the scope of the Company’s Risk Management Policy. For possible and remote scenarios, the effects of 40% (400 b.p.) and 80% (800 b.p.) variations, respectively, on the interest rate forward curves were estimated. The effects of this sensitivity analysis, keeping all other variables remaining constant, are shown in the following table:

	Possible Result	Remote Result
SWAP Exchange rate (IPCA x USD)	(9)	(19)

The methodology used to calculate the fair value of this swap operation consists of calculating the future value of the operations, using rates agreed in each contract and the projections of the forward curves, IPCA coupon and foreign exchange coupon, discounting to present value using the risk-free rate. Curves are obtained from Bloomberg based on forward contracts traded in stock exchanges.

Finally, the mark-to-market is adjusted to the credit risk of the financial institutions, which is not relevant in terms of financial volume, since the Company makes contracts with highly rated banks.

c)	Sensitivity analysis for foreign exchange risk on financial instruments

A sensitivity analysis is set out below, showing the probable scenario for foreign exchange risk on financial instruments, computed based on external data along with reasonably possible and remote scenarios (20% and 40% changes in the foreign exchange rates prevailing on December 31, 2023, respectively), except for assets and liabilities of foreign subsidiaries, when transacted in a currency equivalent to their respective functional currencies. This analysis only covers the exchange rate variation and maintains all other variables constant.

Risk	Financial Instruments	Exposure at 12.31.2023	Probable Scenario (1)	Reasonably possible scenario	Remote Scenario
Dollar/Real	Assets	8,519	279	1,741	3,483
	Liabilities	(102,102)	(3,347)	(20,458)	(40,916)
	Exchange rate - Cross currency swap	(621)	(20)	(124)	(248)
	Cash flow hedge on exports	65,136	2,135	13,027	26,055
	Total	(29,068)	(953)	(5,814)	(11,626)

Euro/Dollar	Assets	1,286	18	257	514
	Liabilities	(2,193)	(30)	(439)	(877)
	Total	(907)	(12)	(182)	(363)

Pound/Dollar	Assets	1,547	23	309	619
	Liabilities	(3,051)	(45)	(610)	(1,220)
	Total	(1,504)	(22)	(301)	(601)

Pound/Real	Assets	1	−	−	−
	Liabilities	(33)	(2)	(7)	(13)
	Total	(32)	(2)	(7)	(13)

Euro/Real	Assets	5	−	1	2
	Liabilities	(15)	(1)	(3)	(6)
	Total	(10)	(1)	(2)	(4)

Peso/Dollar	Assets	12	(6)	(2)	(4)
	Total	12	(6)	(2)	(4)
Total at December 31, 2023		(31,509)	(996)	(6,308)	(12,611)
(1) At December 31, 2023, the probable scenario was computed based on the following risks: R$ x U.S. dollar - a 3.28% depreciation of the real; peso x U.S. dollar - a 98,7% depreciation of the peso; euro x dollar: a 1.3% appreciation of the euro; pound sterling x U.S. dollar - a 1.42% appreciation of the pound sterling; real x euro: a 4.7% depreciation of the real; real x pound sterling - a 4.7% depreciation of the real. Source: Focus and Thomson Reuters.

35.2.3.	Interest rate risk management

The Company considers that interest rate risk does not create a significant exposure and therefore, preferably does not use derivative financial instruments to manage interest rate risk, except for specific situations faced by certain subsidiaries of Petrobras.

The sensitivity analysis of interest rate risk presented in the table below is carried out for a twelve-month term. Amounts referring to reasonably possible and remote scenarios mean the total floating interest expense if there is a variation of 40% and 80% in these interest rates, respectively, maintaining all other variables constant.

The following table presents the amounts to be disbursed by Petrobras with the payment of interest related to debts with floating interest rates at December 31, 2023:

Risk	Probable Scenario (1)	Reasonably possible scenario	Remote Scenario
LIBOR 6M	16	19	22
SOFR 3M (2)	97	125	153
SOFR 6M (2)	133	158	182
SOFR O/N (2)	131	183	235
CDI	233	327	420
TR	6	9	11
TJLP	64	90	116
IPCA	102	143	184
	782	1,054	1,323
(1) The probable scenario was calculated considering the quotations of currencies and floating rates to which the debts are indexed.
(2) It represents the Secured Overnight Financing Rate.

35.3.	Liquidity risk management

The possibility of insufficient cash to settle obligations on the scheduled dates is continuously managed by the company. The Company mitigates its liquidity risk by defining reference parameters for treasury management and by periodically analyzing the risks of the projected cash flows, quantifying its main risk factors through Monte Carlo simulations. These risks comprise oil prices, exchange rates, gasoline and international diesel prices, among others. Thus, the Company is able to predict cash needs for its operational continuity and for the execution of its strategic plan.

In this context, even in the case of the financial statements presenting a negative net working capital, management believes it does not compromise its liquidity.

Additionally, the Company maintains revolving credit facilities contracted as a liquidity reserve to be used in adverse scenarios (see note 32.5). The Company regularly assesses market conditions and may enter into transactions to repurchase its own securities or those of its subsidiaries, through a variety of means, including tender offers, make whole exercises and open market repurchases, since they are in line with the Company's liability management strategy, in order to improve its debt repayment profile and cost of debt.

The maturity schedules for the Company’s undiscounted finance debt and lease liability are presented in note 32.4 and 33, respectively.

35.4.	Credit risk

Credit risk management in Petrobras aims to mitigate risk of not collecting receivables, financial deposits or collateral from third parties or financial institutions through efficient credit analysis, granting and management based on quantitative and qualitative parameters that are appropriate for each market segment in which the Company operates.

The commercial credit portfolio is broad and diversified and comprises clients from the domestic and foreign markets.

Credit granted to financial institutions is related to collaterals received, cash surplus invested and derivative financial instruments. It is spread among “investment grade” international banks rated by international rating agencies and Brazilian banks with low credit risk.

35.4.1.	Credit quality of financial assets
a)	Trade and other receivables

Most of Petrobras's clients do not have a risk rating granted by rating agencies. Thus, for the definition and monitoring of credit limits, management evaluates the customer's field of activity, commercial relationship, financial relationship with Petrobras and its financial statements, among other aspects.

b)	Other financial assets

Credit quality of cash and cash equivalents, as well as marketable securities, is based on external credit ratings provided by Standard & Poor’s, Moody’s and Fitch. The credit quality of those financial assets, that are neither past due nor considered to be credit impaired, are set out below:

	Cash and cash equivalents		Marketable securities
	12.31.2023	12.31.2022	12.31.2023	12.31.2022
AA	593	−	651	−
A	6,890	3,806	464	820
BBB	20	212	−	−
BB	3,251	917	−	205
AAA.br	1,966	3,034	4,113	3,311
AA.br	−	1	−	1
Other ratings	7	26	−	−
	12,727	7,996	5,228	4,337

35.5.	Fair value of financial assets and liabilities

	Level I	Level II	Level III	Total fair value recorded
Assets
Commodity derivatives	1	-	-	1
Interest rate derivatives	-	68	-	68
Balance at December 31, 2023	1	68	-	69
Balance at December 31, 2022	−	−	−	−

Liabilities
Foreign currency derivatives	-	(49)	-	(49)
Balance at December 31, 2023	−	(49)	-	(49)
Balance at December 31, 2022	(40)	(81)	−	(121)

The fair value of other financial assets and liabilities is presented in the respective notes: 8 – Marketable securities; 14 – Trade and other receivables; and 32 – Finance debt (estimated amount).

The fair values of cash and cash equivalents, current debt and other financial assets and liabilities are equivalent or do not differ significantly from their carrying amounts.